U-VEND, INC. 10-Q

Exhibit 10.48

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL WILL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

WARRANT (ARLP-005)

To Purchase 150,000 Shares of Common Stock

 of

 U-VEND, INC.

EXERCISABLE ON OR BEFORE, AND VOID AFTER

 5:00 P.M. EASTERN TIME ON AUGUST 8, 2019 (Three years from issuance)

THIS CERTIFIES THAT, for good and valuable consideration, Automated Retail Leasing Partners, LP (“Holder”), or its registered assigns, is entitled to subscribe for and purchase from U-VEND, INC., a Delaware corporation (the “Company”), at any time after August 8, 2016, to and including August 8, 2019, One Hundred and Fifty Thousand (150,000) fully paid and non-assessable shares of the Common Stock of the Company (“Shares”) at the price of $0.30 per Share (the “Warrant Exercise Price”), subject to the anti-dilution provisions of this Warrant.

The Shares that may be acquired upon exercise of this Warrant are sometimes referred to herein as the “Warrant Shares.” As used herein, the term “Holder” includes any party who acquires all or a part of this Warrant as a registered transferee of Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term “Shares” means the common stock, par value $0.001 per share, of the Company, and will also include any capital stock of any class of the Company hereafter authorized which will not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company. The term “Convertible Securities” means any stock or other securities convertible into, or exchangeable for, Shares.

This Warrant is subject to the following provisions, terms and conditions:

1.           Exercise; Transferability.

(a)            The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Share), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

(b)            Limitations on Exercises   Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant or securities otherwise issued. By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Warrants.

2.           Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as will be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant will be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company will pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

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3.           Issuance of the Warrant Shares.

(a)            The Company agrees that the Warrant Shares purchased upon exercise of this Warrant will be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant will have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased will be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant will have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant will not then have been exercised will also be delivered to the Holder within such time.

(b)           Notwithstanding the foregoing, however, the Company will not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with registration under or exemptions from the applicable securities registration requirements under the Securities Act or applicable Blue Sky Laws. Nothing herein, however, will obligate the Company to effect registrations under the Securities Act or applicable Blue Sky Laws. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the issuance of the Warrant Shares.

4.           Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of Shares to provide for the exercise of the rights represented by this Warrant.

5.           Anti-Dilution Adjustments. Subject and pursuant to the provisions of this Section 5, the Warrant Price and number of Common Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter in this Section 5.

a.             Adjustments upon Issuance of Shares of Common Stock. If and whenever on or after the date hereof, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company) for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the New Issuance Price.

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b.             Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

c.             Adjustment in Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 3, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

d.             Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Warrant Shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

e.              Determination of Outstanding Shares. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

f.              Except as otherwise specifically provided herein the date of issuance or sale of Common Stock shall be deemed to be the date the Company is legally obligated to issue such Common Shares. In case at any time the Company shall take a record date for the purpose of determining the holders of Common Stock entitled (i) to receive a dividend or other distribution payable in Common Stock or (ii) to subscribe for or purchase Common Stock, then such record date shall be deemed to be the date of issue or sale of the Common Shares, deemed to have been issued or sold upon the declaration of such dividend or the making of such distribution or the granting of such right of subscription or purchase, as the case may be.

6.           No Voting Rights. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

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7.           Notice of Transfer of Warrant or Resale of the Warrant Shares. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Holder shall also furnish the Company with an opinion of counsel reasonably acceptable to it to the effect that promptly upon receiving such written notice, the Company will present copies thereof to counsel to the original purchaser of this Warrant. The proposed transfer may be effected without registration under the Securities Act or applicable Blue Sky Laws. The prospective transferee or purchaser will also execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

8.           Fractional Shares. Fractional shares will not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the number of Shares will be rounded up to the nearest whole Share.

9.           Governing Law. This Warrant shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated August 8, 2016.

U-VEND, INC.

By:	/s/ Raymond Meyers
Name:	Raymond Meyers
Title:	Chief Executive Officer

SUBSCRIPTION FORM

 (To be signed upon exercise of Warrant)

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________________________ of the shares of Common Stock of U-Vend, Inc. to which such Warrant relates and herewith makes payment of $__________________ therefore in cash or by certified check and requests that the certificate for such shares be issued in the name of, and be delivered to, ______________________, the address for which is set forth below the signature of the undersigned.

Dated: __________________

(Signature)

(Name)

(Address)

Social Security or Tax Ident. No.

ASSIGNMENT FORM

 (To be signed upon authorized transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase ____________ shares of Common Stock of U-Vend, Inc. to which the within Warrant relates and appoints ___________________ attorney, to transfer said right on the books of ________________ with full power of substitution in the premises.

Dated: __________________

(Signature)

(Name)

(Address)

Social Security or Tax Ident. No.